For additional information contact Brian K. Williams Executive Vice President (931) 380-8324

FIRST FARMERS NAMES NEW CFO AND TREASURER

Veteran banker brings diverse background in accounting and finance to $1.2 billion community bank

COLUMBIA, Tenn.  (May 1, 2015) - First Farmers and Merchants Corporation ("First Farmers"), holding company for First Farmers and Merchants Bank (“the bank”), today announced that it has named Robert E. Krimmel, CPA, as Chief Financial Officer and Treasurer of First Farmers and the bank.

Krimmel joins First Farmers from Heritage Financial Group, Inc. (NASDAQ: HBOS), the holding company for HeritageBank of the South (“HeritageBank”) in Albany, Georgia, where he served as Chief Accounting Officer since February 2011. In his new role with First Farmers, he will oversee all financial reporting, treasury activities, tax and financial strategy and forecasting responsibilities.

"Robert comes to us with strong credentials in all phases of bank financial management, which will be invaluable to our continued growth, performance, and success," said T. Randy Stevens, First Farmers’ Chairman and Chief Executive Officer. "His extensive financial institution experience will enable him to effectively manage our strategic goals for long-term growth and profitability, and he will be a great addition to our rapidly growing high-caliber team."

            While at HeritageBank, Krimmel managed the accounting, treasury, tax, accounts payable, loss-share accounting and reconciliation departments.  He also directed HeritageBank’s investment portfolio, oversaw compliance testing, and was responsible for SEC and regulatory reporting.

Prior to joining HeritageBank, Krimmel was Controller at GreenBank in Greeneville, Tennessee, where he managed the accounting, treasury, tax, accounts payable, and reconciliation departments.

First Farmers & Merchants Bank, Member FDIC
816 S. Garden St. • P.O. Box 1148 Columbia, TN 38402 • (931) 388-3145 or (800) 882-8378 • www.myfirstfarmers.com

Krimmel is a Certified Public Accountant and has completed the Graduate School of Bank Investments and Financial Management, as well as, the Financial Managers School.  He is a member of the American Institute of Certified Public Accountants and holds a Bachelor of Business Administration and a Master of Accountancy from East Tennessee State University.

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About First Farmers and Merchants Bank

Founded in 1909, First Farmers and Merchants Bank (Member FDIC) today has total assets of more than $1.2 billion and an additional $4 billion in assets held by its Trust and Financial Management Department. Headquartered in Columbia, Tenn., the bank operates 19 branch offices in eight Middle Tennessee counties, including Davidson, Maury, Williamson, Lawrence, Marshall, Hickman, Giles, and Dickson counties. For additional information, visit www.myfirstfarmers.com or call the main office at (800) 882-8378.

Cautionary Note Regarding Forward Looking Statements

Except for historical information contained herein, the matters included in this news release and other information in First Farmers’ filings with the Securities and Exchange Commission (the “SEC”) may contain certain "forward-looking statements," within the meaning of Section 27A of the Securities Act of 1934, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words or phrases such as "opportunities," "prospects," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions.  The forward-looking statements made herein represent the current expectations, plans or forecasts of First Farmers’ future results and revenues.  First Farmers intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Reform Act of 1995 and includes this statement for purposes of these safe harbor provisions.  These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and are often beyond First Farmers’ control.  Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.  Investors should not place undue reliance on any forward-looking statement and should consider the uncertainties and risks, discussed under Item 1A. "Risk Factors" of First Farmers’ Annual Report on Form 10-K, for the year ending December 31, 2014, and in any of First Farmers subsequent filings with the SEC.  Further information concerning First Farmers and its business, including additional factors that could materially affect First Farmers’ financial results, is included in its other filings with the SEC.